Fees Summary	Aug. 12, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 11,903,160.63
Previously Paid Amount	1,617.69
Total Fee Amount	1,643.83
Total Offset Amount	0.00
Net Fee	$ 26.14